Putnam
Small Cap
Growth Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-03


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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

As we consider how the financial markets may perform in 2004, we think it is important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits have prompted a broad rally for stocks. Small-company stocks have led the way, as is often the case early in an expansion, but after such a phase the market typically shifts gears to show greater equilibrium across investment styles. We see indications that these trends will take shape in the remainder of the year and know that Putnam management teams will seek to position the funds to benefit from them.

The fund's strong return reflects favorable market conditions that lifted valuations for many of the fund's holdings. As the economy recovered and investors demonstrated a renewed appetite for risk, the market favored small-cap and economically sensitive stocks. Several stocks that had been purchased earlier for their potential in a recovering economy proved their worth. In the following pages, your fund's managers discuss fund performance, market trends, investment strategies, and individual holdings that contributed to returns. They also discuss their expectations for the months ahead.

We deeply appreciate your continued confidence in Putnam and we are committed to helping you pursue your long-term investment goals. We firmly believe that your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 18, 2004


Report from Fund Management

Fund highlights

 * Putnam Small Cap Growth Fund's class A shares posted a return of
   22.99% at net asset value (NAV) for the semiannual period ended December 31, 2003. The return at public offering price (POP) was 15.93%.

 * The fund underperformed one of its benchmarks, the Russell 2000 Growth Index, which returned 24.48%. Relative underperformance was due in part to the fund's underweight positions in technology, basic materials, and industrials.

 * For similar reasons, the fund underperformed its other performance benchmark, the Russell 2500 Growth Index, which returned 23.17%.

 * At NAV, the fund's return was in line with the average for its Lipper category, Small-Cap Growth Funds, which was 22.90%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund produced a strong return over the semiannual period as small-capitalization stocks -- our primary focus -- led the market's advance. Growth stocks also enjoyed impressive gains. Chief contributors to performance were effective stock selection and the fund's generous exposure to cyclical stocks, which were at the center of the equity rally. Relative to the Russell 2000 Growth Index and the Russell 2500 Growth Index, the fund's positions in consumer discretionary and health-care companies were especially beneficial. However, because we had modestly underweighted technology, basic materials, and industrials, the fund did not participate as fully in these sectors' strong advances. This explains why the fund lagged its benchmarks for the period. The portfolio did, however, keep pace with the Lipper Small-Cap Growth Funds category.

FUND PROFILE

Putnam Small Cap Growth Fund invests mainly in small U.S. companies believed to have the potential for strong growth. The fund targets stocks across a range of industry sectors. It may be appropriate for investors who are seeking capital appreciation potential from stocks of small companies.


Market overview

Favorable tax law changes, deficit spending, and continued low interest rates boosted liquidity in the economy throughout 2003. Despite rising personal debt and nearly stagnant wages, record levels of mortgage refinancing activity helped many consumers feel flush with cash. Investors re-entered the equities markets with gusto, searching for extra return potential from among the market's riskier offerings. As corporate capital spending increased, inventories declined and productivity ratcheted upwards. Economically sensitive stocks led a broad-based rally. Value and growth styles vied for leadership, but advanced about equally for the year. Smaller-capitalization stocks outperformed larger-cap stocks by a comfortable margin, and these results are consistent with investors' preference for higher returns and their willingness to accept greater risk. Overall, the market environment was extremely favorable for your fund's small-cap growth strategy.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                24.48%
-------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                     23.17%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.14%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                 17.36%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 26.59%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.17%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -1.23%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  7.28%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/03.
-------------------------------------------------------------------------------

Strategy overview

Our stock selection strategy focuses on the merits of individual companies, more so than on any underlying sector or industry trends. The fund targets stocks of small companies that we believe can deliver levels of earnings and revenue growth that are well above average. These are typically companies with innovative products and services, sound business models, strong management teams, and growing market share. From this group of what we consider promising companies, the fund targets stocks that appear attractively valued relative to their outsized potential. These attractive values may be due to many factors. For instance, the company may be underestimated or misunderstood by the market, under-followed by Wall Street, or facing a business challenge that causes the stock to fall out of favor.

Because we saw the bulk of earnings growth happening among the smallest-cap stocks, the fund maintained a somewhat smaller average market capitalization than its benchmark during the semiannual period. We expect this positioning will continue to benefit the fund as the economy improves, because smaller-cap stocks are characteristically more economically sensitive than their larger brethren. Also, our strategy of investing in attractively priced small-cap stocks rewarded shareholders, as valuations have improved markedly since March of 2003, when we felt the market was seriously undervalued. In our view, small caps are more fairly valued now, though they remain quite attractive relative to large caps.

We maintained broad diversification within the portfolio and holdings represent a range of industries and sectors.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                            as of 6/30/03      as of 12/31/03

Retail                           9.6%               8.0%

Health-care
services                         6.3%               7.3%

Electronics                      6.3%               7.2%

Medical technology               8.1%               6.9%

Software                         8.1%               6.4%

Footnote reads:
This chart shows how the fund's top industry weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Performance was helped by stock selection, particularly within the consumer discretionary sector. Notable contributors to return included Scientific Games, Multimedia Games, Lion's Gate Entertainment, and Netflix. Scientific Games makes computerized betting systems used by horse and dog racing tracks, and operates the Connecticut state lottery. As the popularity of such games has been increasing, the business has done very well. The company continues to execute profit-enhancing strategies, and we believe the stock price does not yet fully reflect the company's earnings potential. Another gaming company, Multimedia Games, makes and operates systems that allow people from as many as 50 independent Bingo halls across the United States to play Bingo simultaneously and compete against each other. This is accomplished using closed-circuit television and a satellite linking system. The stock was a strong performer and, in our view, remains attractively priced relative to the company's earnings growth. Lions Gate Entertainment is an independent feature film producer that has released several hit movies and assembled what we believe is a valuable film library. It also acquired competitor Artisan to become one of the largest independent producers in the field. These positive developments have helped the stock advance. DVD-by-mail rental company Netflix has enjoyed a widening customer base and has grown its operations from one distribution center in 1999 to about 20 today. The company has a track record of exceeding expected earnings and the stock has done very well. We trimmed the fund's position in Netflix, to lock in our profits, but the portfolio continues to own shares.

TOP HOLDINGS

 1 Aspect Communications Corp.
   Communications equipment

 2 Dade Behring Holdings, Inc.
   Medical technology

 3 Valueclick, Inc.
   Consumer services

 4 Hudson Highland Group, Inc.
   Staffing

 5 Atari, Inc.
   Software

 6 Salix Pharmaceuticals, Ltd.
   Pharmaceuticals

 7 Scientific Games Corp. Class A
   Lodging/Tourism

 8 Sybron Dental Specialties, Inc.
   Medical technology

 9 Multimedia Games, Inc.
   Leisure

10 Brooks Automation, Inc.
   Electronics

Footnote reads:
These holdings represent 9.2% of the fund's net assets as of 12/31/03. The fund's holdings will change over time.

Some of the fund's health-care holdings generated strong returns. Salix Pharmaceuticals combines product development and marketing expertise to bring specialty drugs to market. The company's stock price advanced after it received promising results on the drug it is developing for the treatment of diarrhea. IGEN International developed and patented a medical diagnostic tool that employs an electro-chemical marker that emits light under certain test conditions. Rather than pay IGEN licensing fees for the use of its diagnostic product, competitor Roche bought the company. Shares of IGEN appreciated on the announcement of the merger. We sold the fund's position and locked in a profit.

Holdings that lost ground or advanced less strongly during the period and dampened the fund's return relative to the benchmark included Micromuse, FTI Consulting, McData, and LookSmart. Micromuse had to restate earnings after a change in its accounting methods. We believe this setback is only temporary and we added to the position on weakness. FTI Consulting, which provides litigation support services such as visual communications and investigative work to large companies and law firms, experienced a dip in demand that held back stock performance. We sold the position when the company's prospects became less favorable. Likewise, we believe the fundamentals have deteriorated for McData and LookSmart, companies that provide computer networking or Internet-related products and services. As of the end of the reporting period we had eliminated or significantly reduced the fund's positions in these stocks.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. To discourage attempts to profit from short-term trading and help preserve the value of your long-term investment, Putnam is introducing one of the most stringent short-term redemption fees in the industry. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. A 1% redemption fee currently applicable to international, global, and taxable high-yield funds may still be imposed on shares that are exchanged or redeemed within 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.

The fund's management team

The fund is managed by the Putnam Specialty Growth Team. The members of the team are Anthony Sellitto (Portfolio Leader), Roland Gillis
(Portfolio Member), Daniel Miller (Portfolio Member), and Richard Weed (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued economic recovery in coming months. We believe the recovery will be particularly beneficial to economically sensitive, or cyclical stocks. Our view is that economic expansion and GDP growth may be stronger than some experts predict. We believe that employment will pick up and increases in capital spending, particularly for information technology, could surprise on the upside. If we are correct, then we also anticipate a modest uptick in inflation, and believe that the Federal Reserve Board might welcome such a change, as it would put to rest recent concerns about deflation. We believe that outperformance by small-cap stocks could persist for another six to twelve months.

Relative to the benchmark, the portfolio is overweighted in the areas of consumer discretionary stocks, especially hotels, restaurants, and leisure-related companies. The portfolio is also overweighted in stocks of specialty retailers, companies providing commercial services and supplies, and wireless telecom services. Underweight positions include the financial, basic materials, and technology sectors.

Given our outlook, we believe we have positioned the fund to take advantage of the market's best small-cap opportunities. We remain committed to pursuing strong absolute returns and to improving the fund's performance relative to the benchmark.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended December 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03
------------------------------------------------------------------------------------------------------------------------------
                               Class A              Class B               Class C               Class M          Class R
(inception dates)            (12/31/97)            (3/18/02)             (3/18/02)             (3/18/02)        (12/1/03)
------------------------------------------------------------------------------------------------------------------------------
                           NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
------------------------------------------------------------------------------------------------------------------------------
6 months                  22.99%     15.93%     22.55%     17.55%     22.55%     21.55%     22.66%     18.37%     22.83%
------------------------------------------------------------------------------------------------------------------------------
1 year                    49.76      41.10      48.60      43.60      48.72      47.72      49.08      43.90      49.40
------------------------------------------------------------------------------------------------------------------------------
5 years                  115.19     102.77     107.15     105.15     107.15     107.15     109.99     102.73     112.54
Annual average            16.56      15.19      15.68      15.46      15.68      15.68      16.00      15.18      16.28
------------------------------------------------------------------------------------------------------------------------------
Life of fund             188.01     171.41     175.38     175.38     175.38     175.38     179.63     169.99     183.66
Annual average            19.27      18.10      18.38      18.38      18.38      18.38      18.69      17.99      18.97
------------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect after December 31, 2003; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. Recent returns were achieved during favorable market conditions and may not be sustained. For more recent performance, please visit www.putnaminvestments.com.

For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

-------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/03
-------------------------------------------------------------------------------------
                                                                        Lipper
                                                                      Small-Cap
                             Russell 2000       Russell 2500         Growth Funds
                             Growth Index       Growth Index       category average*
-------------------------------------------------------------------------------------
6 months                        24.48%              23.17%              22.90%
-------------------------------------------------------------------------------------
1 year                          48.54               46.31               44.36
-------------------------------------------------------------------------------------
5 years                          4.37               20.69               32.84
Annual average                   0.86                3.83                4.88
-------------------------------------------------------------------------------------
Life of fund                     7.01               25.87               38.87
Annual average                   1.14                3.91                4.68
-------------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 12/31/03, there were 499, 483, 259, and 221 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 12/31/03

                  Class A         Class B         Class C         Class M         Class R
-------------------------------------------------------------------------------------------
Share value:    NAV     POP         NAV             NAV         NAV     POP         NAV
-------------------------------------------------------------------------------------------
6/30/03        $15.27  $16.20++   $15.12          $15.12       $15.18  $15.73          --
-------------------------------------------------------------------------------------------
12/01/03+          --      --         --              --           --      --      $18.58
-------------------------------------------------------------------------------------------
12/31/03        18.78   19.93++    18.53           18.53        18.62   19.30       18.78
-------------------------------------------------------------------------------------------

 * The fund made no distributions during the period.

 + Inception date of class R shares.

++ Does not reflect a reduction in class A sales charges that went into effect after December 31, 2003.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's shareholder services line at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2003 (Unaudited)

Common stocks (97.5%) (a)
Number of shares                                                          Value

Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------
        10,050 Moog, Inc.                                              $496,470
        19,100 MTC Technologies, Inc.                                   615,402
        14,200 United Defense Industries, Inc.
               (NON)                                                    452,696
                                                                 --------------
                                                                      1,564,568

Airlines (0.8%)
-------------------------------------------------------------------------------
        24,890 ExpressJet Holdings, Inc. (NON)                          373,350
        55,000 SkyWest, Inc.                                            996,600
                                                                 --------------
                                                                      1,369,950

Automotive (0.4%)
-------------------------------------------------------------------------------
        15,400 Oshkosh Truck Corp.                                      785,862

Banking (3.9%)
-------------------------------------------------------------------------------
        45,300 Brookline Bancorp, Inc.                                  694,902
        18,200 Capitol Bancorp, Ltd.                                    516,880
        10,740 Commerce Bancorp, Inc.                                   565,783
        15,300 Dime Community Bancshares, Inc.                          470,628
        27,300 Financial Institutions, Inc.                             770,679
        42,250 First Niagara Financial Group, Inc.                      629,948
        41,900 Flagstar Bancorp, Inc.                                   897,498
        24,850 Greater Bay Bancorp                                      707,728
        36,000 Humboldt Bancorp                                         630,720
        17,200 New York Community Bancorp, Inc.                         654,460
         4,900 Old Second Bancorp, Inc.                                 242,550
        28,400 Sound Federal Bancorp, Inc.                              442,756
        16,400 Trico Bancshares                                         517,584
                                                                 --------------
                                                                      7,742,116

Biotechnology (5.7%)
-------------------------------------------------------------------------------
        14,800 Amylin Pharmaceuticals, Inc. (NON)                       328,856
       129,650 BioMarin Pharmaceuticals, Inc.                         1,007,251
         6,200 Celgene Corp. (NON)                                      279,124
        67,000 Connetics Corp. (NON)                                  1,216,720
        38,850 Discovery Laboratories, Inc.                             407,537
        35,950 eResearch Technology, Inc. (NON)                         913,849
        69,950 Exact Sciences Corp. (NON)                               707,894
        37,200 Genta, Inc. (NON)                                        387,252
        19,000 ILEX Oncology, Inc.                                      403,750
        57,450 InterMune, Inc.                                        1,330,542
        26,000 Isis Pharmaceuticals, Inc.                               169,000
        47,300 Medicines Co. (NON)                                    1,393,458
        18,400 Myogen, Inc. (NON)                                       263,120
        19,900 NPS Pharmaceuticals, Inc. (NON)                          611,726
        10,400 Onyx Pharmaceuticals, Inc. (NON)                         293,592
        12,900 OSI Pharmaceuticals, Inc. (NON)                          415,509
        25,700 Progenics Pharmaceuticals, Inc.                          484,702
        17,000 Telik, Inc. (NON)                                        391,170
        10,500 Trimeris, Inc.                                           220,290
                                                                 --------------
                                                                     11,225,342

Broadcasting (1.2%)
-------------------------------------------------------------------------------
        43,550 Cumulus Media, Inc. Class A (NON)                        958,100
        14,200 Entercom Communications Corp. (NON)                      752,032
        18,700 SAGA Communications, Inc. Class A                        346,511
        14,850 Salem Communications Corp. Class A                       402,732
                                                                 --------------
                                                                      2,459,375

Chemicals (0.2%)
-------------------------------------------------------------------------------
        10,800 MacDermid, Inc.                                          369,792

Coal (0.3%)
-------------------------------------------------------------------------------
        20,700 CONSOL Energy, Inc.                                      536,130

Commercial and Consumer Services (1.7%)
-------------------------------------------------------------------------------
        12,323 Advisory Board Co. (The)                                 430,196
         7,360 CoStar Group, Inc.                                       306,765
        38,300 G & K Services, Inc. Class A                           1,407,525
       109,091 InteliData Technologies Corp.
               (Private) (NON)                                          180,000
        10,000 Manpower, Inc.                                           470,800
        26,100 Viad Corp.                                               652,500
                                                                 --------------
                                                                      3,447,786

Communications Equipment (3.8%)
-------------------------------------------------------------------------------
        37,000 Advanced Fibre Communications (NON)                      745,550
       131,100 Aspect Communications Corp. (NON)                      2,066,136
        24,100 Comtech Telecommunications (NON)                         695,767
        35,500 Foundry Networks, Inc. (NON)                             971,280
        55,800 Inter-Tel, Inc.                                        1,393,884
        94,800 PTEK Holdings, Inc. (NON)                                835,188
        27,980 SafeNet, Inc. (NON)                                      860,945
                                                                 --------------
                                                                      7,568,750

Computers (2.3%)
-------------------------------------------------------------------------------
        38,900 At Road, Inc.                                            517,370
        77,700 Capitiva Software Corp.                                  983,682
        20,500 j2 Global Communications, Inc. (NON)                     507,785
        60,000 Rainbow Technologies, Inc.                               675,600
        21,900 Take-Two Interactive Software, Inc.
               (NON)                                                    630,939
        67,400 TradeStation Group, Inc.                                 597,164
        49,600 Western Digital Corp. (NON)                              584,784
                                                                 --------------
                                                                      4,497,324

Conglomerates (0.2%)
-------------------------------------------------------------------------------
         6,700 Harman International Industries,
               Inc.                                                     495,666

Consumer Finance (0.5%)
-------------------------------------------------------------------------------
        30,000 CompuCredit Corp. (NON)                                  638,400
        21,430 World Acceptance Corp. (NON)                             426,671
                                                                 --------------
                                                                      1,065,071

Consumer Goods (0.3%)
-------------------------------------------------------------------------------
        20,900 Yankee Candle Co., Inc. (The) (NON)                      571,197

Consumer Services (2.1%)
-------------------------------------------------------------------------------
        80,200 Labor Ready, Inc. (NON)                                1,050,620
        19,900 LECG Corp. (NON)                                         455,511
        14,700 Netflix, Inc. (NON)                                      803,943
       215,300 Valueclick, Inc.                                       1,954,924
                                                                 --------------
                                                                      4,264,998

Distribution (0.4%)
-------------------------------------------------------------------------------
        41,150 LKQ Corp.                                                738,643

Electrical Equipment (0.6%)
-------------------------------------------------------------------------------
        35,950 Baldor Electric Co.                                      821,458
        13,500 InVision Technologies, Inc. (NON)                        453,195
                                                                 --------------
                                                                      1,274,653

Electronics (7.2%)
-------------------------------------------------------------------------------
        23,500 Arrow Electronics, Inc. (NON)                            543,790
        14,184 Benchmark Electronics, Inc. (NON)                        493,745
        67,100 Brooks Automation, Inc. (NON)                          1,621,807
        85,750 Entegris, Inc.                                         1,101,888
        58,100 ESS Technology                                           988,281
        75,150 Integrated Device Technology, Inc.
               (NON)                                                  1,290,326
         8,800 International Rectifier Corp. (NON)                      434,808
        29,000 Metrologic Instruments, Inc. (NON)                       783,000
        74,850 Monolithic System Technology, Inc.
               (NON)                                                    639,968
        30,900 PerkinElmer, Inc.                                        527,463
        35,700 PLX Technology, Inc. (NON)                               315,945
        13,700 SanDisk Corp. (NON)                                      837,618
        39,100 Sanmina Corp.                                            493,051
        84,400 Silicon Image, Inc.                                      610,212
         9,600 Silicon Laboratories, Inc. (NON)                         414,912
       137,150 Skyworks Solutions, Inc. (NON)                         1,193,205
        28,000 Standard Microsystems Corp.                              708,400
        33,850 Stoneridge, Inc.                                         509,443
       133,300 Transmeta Corp.                                          453,220
        99,200 Zarlink Semiconductor, Inc. (Canada)
               (NON)                                                    335,296
                                                                 --------------
                                                                     14,296,378

Energy (0.5%)
-------------------------------------------------------------------------------
        34,200 Global Power Equipment Group, Inc.
               (NON)                                                    228,456
        16,500 Oceaneering International, Inc.                          462,000
        32,400 Superior Energy Services                                 304,560
                                                                 --------------
                                                                        995,016

Energy (Oil Field) (0.5%)
-------------------------------------------------------------------------------
        30,800 Clayton Williams Energy, Inc. (NON)                      895,356

Entertainment (0.5%)
-------------------------------------------------------------------------------
       222,100 Lions Gate Entertainment Corp.
               (Canada)                                                 995,008

Financial (2.9%)
-------------------------------------------------------------------------------
        49,050 eSpeed, Inc. Class A (NON)                             1,148,261
        40,957 Bank Mutual Corp.                                        466,500
        22,500 CharterMac                                               475,425
        30,000 Brookfied Homes Corp.                                    773,100
        12,300 Federal Agriculture Mortgage Corp.
               Class C                                                  393,108
         4,050 Sun Bancorp, Inc. (NON)                                  106,920
        15,200 KNBT Bancorp, Inc. (NON)                                 267,216
        10,250 New Century Financial Corp.                              406,618
        47,500 Spirit Financial Corp. 144A
               (acquired 12/17/03, cost $475,000)
               (Private) (NON) (RES)                                    475,000
        36,241 W.P. Stewart & Co., Ltd. (Bermuda)                       780,269
        10,700 WFS Financial, Inc.                                      454,322
                                                                 --------------
                                                                      5,746,739

Food (0.8%)
-------------------------------------------------------------------------------
        43,200 7-Eleven, Inc. (NON)                                     693,360
        21,464 Sanderson Farms, Inc.                                    864,999
                                                                 --------------
                                                                      1,558,359

Forest Products and Packaging (0.9%)
-------------------------------------------------------------------------------
        48,000 Jarden Corp.                                           1,312,320
        11,400 Silgan Holdings, Inc. (NON)                              485,526
                                                                 --------------
                                                                      1,797,846

Gaming & Lottery (1.4%)
-------------------------------------------------------------------------------
        27,800 Alliance Gaming Corp. (NON)                              685,270
        22,000 GTECH Holdings Corp.                                   1,088,780
        35,000 Isle of Capri Casinos, Inc. (NON)                        751,450
        11,250 WMS Industries, Inc.                                     294,750
                                                                 --------------
                                                                      2,820,250

Health Care Services (7.3%)
-------------------------------------------------------------------------------
        47,800 aaiPharma, Inc. (NON)                                  1,200,736
         8,200 AdvancePCS (NON)                                         431,812
        15,500 AMERIGROUP Corp. (NON)                                   661,075
       131,200 CardioDynamics International Corp.
               (NON)                                                    783,264
        26,250 Centene Corp.                                            735,263
        17,570 Coventry Health Care, Inc. (NON)                       1,133,089
        28,200 DaVita, Inc. (NON)                                     1,099,800
        15,900 Fisher Scientific International,
               Inc. (NON)                                               657,783
        10,600 Henry Schein, Inc. (NON)                                 716,348
        58,140 Ista Pharmaceuticals, Inc. (NON)                         539,539
        36,000 La Jolla Pharmaceutical Co. (NON)                        154,440
        11,500 Mid Atlantic Medical Services, Inc.
               (NON)                                                    745,200
        20,000 Nektar Therapeutics (NON)                                272,200
        19,800 Odyssey Healthcare, Inc. (NON)                           579,348
        33,250 Penwest Pharmaceuticals Co. (NON)                        574,560
        20,000 Penwest Pharmaceuticals Co.
               (Private) (NON)                                          345,600
        41,550 PetMed Express, Inc. (NON)                               299,160
        21,500 Patterson Dental Co. (NON)                             1,379,440
        25,351 Sierra Health Services, Inc. (NON)                       695,885
        24,700 VCA Antech, Inc. (NON)                                   765,206
        23,800 WellChoice, Inc. (NON)                                   821,100
                                                                 --------------
                                                                     14,590,848

Homebuilding (1.1%)
-------------------------------------------------------------------------------
         5,400 Hovnanian Enterprises, Inc. Class A
               (NON)                                                    470,124
         2,050 NVR, Inc. (NON)                                          955,300
        34,600 WCI Communities, Inc.                                    713,106
                                                                 --------------
                                                                      2,138,530

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
        21,888 Genlyte Group, Inc. (The) (NON)                        1,277,821

Investment Banking/Brokerage (0.3%)
-------------------------------------------------------------------------------
        42,600 E(a)Trade Group, Inc.                                    538,890

Leisure (0.9%)
-------------------------------------------------------------------------------
        41,350 Multimedia Games, Inc. (NON)                           1,699,485

Lodging/Tourism (2.3%)
-------------------------------------------------------------------------------
        21,401 Choice Hotels International, Inc.                        754,385
       201,900 La Quinta Corp. (NON)                                  1,294,179
        40,250 Orient-Express Hotels, Ltd. Class A
               (Bermuda)                                                661,308
       104,600 Scientific Games Corp. Class A (NON)                   1,779,246
                                                                 --------------
                                                                      4,489,118

Machinery (0.7%)
-------------------------------------------------------------------------------
        82,500 3D Systems Corp.                                         837,375
         8,200 Briggs & Stratton Corp.                                  552,680
                                                                 --------------
                                                                      1,390,055

Manufacturing (1.5%)
-------------------------------------------------------------------------------
        26,760 Flowserve Corp. (NON)                                    558,749
        22,200 IDEX Corp.                                               923,298
        21,000 Standex International Corp.                              588,000
        26,713 York International Corp.                                 983,038
                                                                 --------------
                                                                      3,053,085

Medical Technology (6.9%)
-------------------------------------------------------------------------------
        52,000 Advanced Medical Optics, Inc. (NON)                    1,021,800
        29,600 ALARIS Medical, Inc. (NON)                               450,216
        44,000 Atherogenics, Inc. (NON)                                 657,800
        22,000 Beckman Coulter, Inc.                                  1,118,260
        55,250 Dade Behring Holdings, Inc. (NON)                      1,974,635
        28,100 Decode Genetics, Inc.                                    230,139
        28,100 DJ Orthopedics, Inc. (NON)                               753,080
        55,800 Epix Medical, Inc.                                       908,424
        38,889 Merit Medical Systems, Inc.                              865,669
        90,050 Sonic Innovations, Inc.                                  580,823
        62,550 Sybron Dental Specialties, Inc.
               (NON)                                                  1,757,655
        52,900 Therasense, Inc.                                       1,073,870
        50,100 Thoratec Corp. (NON)                                     651,801
         8,100 Varian Medical Systems, Inc. (NON)                       559,710
        49,500 VISX, Inc.                                             1,145,925
                                                                 --------------
                                                                     13,749,807

Metals (0.4%)
-------------------------------------------------------------------------------
        11,300 Freeport-McMoRan Copper & Gold, Inc.
               Class B                                                  476,069
        40,900 NS Group, Inc.                                           396,730
                                                                 --------------
                                                                        872,799

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------
        10,000 UGI Corp.                                                339,000

Office Equipment & Supplies (1.1%)
-------------------------------------------------------------------------------
        20,960 Global Imaging Systems, Inc. (NON)                       665,480
        21,200 Quixote Corp.                                            517,492
        22,400 Scansource, Inc. (NON)                                 1,021,888
                                                                 --------------
                                                                      2,204,860

Oil & Gas (1.7%)
-------------------------------------------------------------------------------
        17,000 Chesapeake Energy Corp.                                  230,860
        66,700 Denbury Resources, Inc. (Canada)
               (NON)                                                    927,797
         5,100 Houston Exploration Co. (NON)                            186,252
        10,800 Newfield Exploration Co. (NON)                           481,032
        12,000 Southwestern Energy Co. (NON)                            286,800
        12,300 Stone Energy Corp.                                       522,135
        49,500 W-H Energy Services, Inc.                                801,900
                                                                 --------------
                                                                      3,436,776

Pharmaceuticals (2.4%)
-------------------------------------------------------------------------------
        10,300 Adolor Corp.                                             206,206
        17,400 American Pharmaceutical Partners,
               Inc. (NON)                                               584,640
        23,690 Bradley Pharmaceuticals, Inc. (NON)                      602,437
        14,100 Endo Pharmaceuticals Holdings, Inc.
               (NON)                                                    271,566
        79,691 Salix Pharmaceuticals, Ltd.                            1,806,595
        30,000 SuperGen, Inc.                                           330,000
        39,950 United Therapeutics Corp.                                916,853
                                                                 --------------
                                                                      4,718,297

Photography/Imaging (0.5%)
-------------------------------------------------------------------------------
        58,450 Lexar Media, Inc. (NON)                                1,018,784

Restaurants (0.9%)
-------------------------------------------------------------------------------
        18,400 Applebee's International, Inc.                           722,568
        23,500 O' Charley's, Inc. (NON)                                 421,825
        29,050 RARE Hospitality International, Inc.                     709,982
                                                                 --------------
                                                                      1,854,375

Retail (8.0%)
-------------------------------------------------------------------------------
        53,400 A.C. Moore Arts & Crafts, Inc.                         1,028,484
        20,000 Abercrombie & Fitch Co. Class A
               (NON)                                                    494,200
        10,500 Advance Auto Parts, Inc. (NON)                           854,700
        35,700 Aeropostale, Inc. (NON)                                  978,894
        28,900 Barnes & Noble, Inc. (NON)                               949,365
        38,600 BJ's Wholesale Club, Inc. (NON)                          886,256
        41,000 Borders Group, Inc.                                      898,720
        13,500 Chico's FAS, Inc. (NON)                                  498,825
        58,400 Claire's Stores, Inc.                                  1,100,256
        24,500 Coach, Inc. (NON)                                        924,875
        64,050 CSK Auto Corp. (NON)                                   1,202,219
        40,750 Gymboree Corp. (The) (NON)                               702,123
        17,600 PETCO Animal Supplies, Inc. (NON)                        535,920
        19,100 PETsMART, Inc.                                           454,580
        18,748 Sharper Image Corp. (NON)                                612,122
        48,050 Too, Inc.                                                811,084
        19,300 United Natural Foods, Inc.                               693,063
        26,400 Urban Outfitters, Inc. (NON)                             978,120
        49,750 West Marine, Inc.                                      1,383,548
                                                                 --------------
                                                                     15,987,354

Schools (1.1%)
-------------------------------------------------------------------------------
        18,500 Career Education Corp. (NON)                             741,295
        26,180 Universal Technical Institute, Inc.
               (NON)                                                    785,400
        15,500 ITT Educational Services, Inc. (NON)                     728,035
                                                                 --------------
                                                                      2,254,730

Semiconductor (3.3%)
-------------------------------------------------------------------------------
        55,850 Advanced Energy Industries, Inc.                       1,454,893
        35,650 Cognex Corp.                                           1,006,756
        10,900 Cymer, Inc. (NON)                                        503,471
        67,500 LTX Corp. (NON)                                        1,014,525
       141,000 ON Semiconductor Corp.                                   909,450
        28,700 Photronics, Inc. (NON)                                   571,704
        32,100 Rofin-Sinar Technologies, Inc. (NON)                   1,109,376
                                                                 --------------
                                                                      6,570,175

Shipping (1.2%)
-------------------------------------------------------------------------------
        32,350 Heartland Express, Inc.                                  782,547
        30,700 J. B. Hunt Transport Services, Inc.
               (NON)                                                    829,207
         8,900 Knight Transportation, Inc.                              228,285
        35,000 SCS Transportation, Inc.                                 615,300
                                                                 --------------
                                                                      2,455,339

Software (6.4%)
-------------------------------------------------------------------------------
        50,600 Agile Software Corp.                                     500,940
       437,100 Atari, Inc.                                            1,835,820
        20,000 Avid Technology, Inc. (NON)                              960,000
        16,200 Concord Communications, Inc.                             323,514
        63,550 Embarcadero Technologies, Inc.                         1,013,623
        43,900 Inet Technologies, Inc. (NON)                            526,800
        85,100 Informatica Corp. (NON)                                  876,530
        26,700 Macromedia, Inc. (NON)                                   476,328
        25,400 Manhattan Associates, Inc. (NON)                         702,056
        77,200 Matrixone, Inc.                                          475,552
       139,300 Micromuse, Inc. (NON)                                    961,170
        45,090 Portal Software, Inc.                                    303,456
        11,699 RADWARE, Ltd. (Israel)                                   318,798
        39,250 RSA Security, Inc. (NON)                                 557,350
        20,540 SS&C Technologies, Inc.                                  574,093
       288,050 Vignette Corp.                                           653,874
        46,500 WebEx Communications, Inc. (NON)                         934,650
        86,050 webMethods, Inc. (NON)                                   787,358
                                                                 --------------
                                                                     12,781,912

Staffing (0.9%)
-------------------------------------------------------------------------------
        78,400 Hudson Highland Group, Inc.                            1,869,840

Technology Services (4.8%)
-------------------------------------------------------------------------------
        55,550 DiamondCluster International, Inc.
               Class A                                                  566,610
        19,573 Ask Jeeves, Inc. (NON)                                   354,663
        36,800 Digital River, Inc. (NON)                                813,280
        40,250 DigitalNet Holdings, Inc.                                784,875
        54,150 Digitas, Inc. (NON)                                      504,678
        48,912 Interwoven, Inc. (NON)                                   618,248
        56,300 LivePerson, Inc. (NON)                                   285,948
           100 LookSmart, Ltd. (NON)                                        155
       125,100 QAD, Inc. (NON)                                        1,533,726
        14,500 SI International, Inc.                                   283,475
        49,600 Transaction Systems Architects, Inc.
               (NON)                                                  1,122,448
        84,850 Tumbleweed Communications Corp.
               (NON)                                                    711,043
        26,000 United Online, Inc. (NON)                                436,540
       105,350 Wireless Facilities, Inc. (NON)                        1,565,501
                                                                 --------------
                                                                      9,581,190

Telecommunications (1.2%)
-------------------------------------------------------------------------------
       131,650 American Tower Corp. Class A (NON)                     1,424,440
        10,000 NII Holdings, Inc. (NON)                                 746,300
        61,750 Sirenza Microdevices, Inc.                               296,400
                                                                 --------------
                                                                      2,467,140

Transportation (0.6%)
-------------------------------------------------------------------------------
        30,050 UTI Worldwide, Inc.                                    1,139,797

Waste Management (1.2%)
-------------------------------------------------------------------------------
        87,000 Casella Waste Systems, Inc. Class A                    1,191,030
         5,500 Stericycle, Inc. (NON)                                   256,850
        23,350 Waste Connections, Inc. (NON)                            881,930
                                                                 --------------
                                                                      2,329,810
                                                                 --------------
               Total Common stocks (cost $162,359,679)             $193,891,992

Short-term investments (2.9%) (a) (cost $5,855,703)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,855,703 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.80% to 1.13%
               and due dates ranging from January
               2, 2004 to February 25, 2004 (d)                      $5,855,703
-------------------------------------------------------------------------------
               Total Investments (cost $168,215,382)               $199,747,695
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $198,949,441.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2003 was $475,000 or 0.2% of net assets.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
December 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$168,215,382) (Note 1)                                           $199,747,695
-------------------------------------------------------------------------------
Dividends, interest and other receivables                              46,722
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                902,413
-------------------------------------------------------------------------------
Receivable for securities sold                                        659,120
-------------------------------------------------------------------------------
Total assets                                                      201,355,950

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      901,889
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            867,181
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          409,898
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             29,581
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                  7,227
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              502
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                127,924
-------------------------------------------------------------------------------
Other accrued expenses                                                 62,307
-------------------------------------------------------------------------------
Total liabilities                                                   2,406,509
-------------------------------------------------------------------------------
Net assets                                                       $198,949,441

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $170,103,240
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (1,071,718)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (1,614,394)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         31,532,313
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $198,949,441

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($113,001,839 divided by 6,017,770 shares)                             $18.78
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.78)*                $19.93
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($56,749,086 divided by 3,062,634 shares)**                            $18.53
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,344,680 divided by 558,343 shares)**                              $18.53
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,984,631 divided by 267,647 shares)                                 $18.62
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.62)*                $19.30
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,011 divided by 54 shares)                                          $18.78
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price  per class Y share
($13,868,194 divided by 738,418 shares)                                $18.78
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                            $229,472
-------------------------------------------------------------------------------
Interest                                                               36,813
-------------------------------------------------------------------------------
Total investment income                                               266,285

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      772,428
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        236,640
-------------------------------------------------------------------------------
Trustees compensation and expenses (Note 2)                             4,413
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        3,017
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 120,458
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 209,913
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  40,200
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  15,767
-------------------------------------------------------------------------------
Other                                                                  79,221
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (91,563)
-------------------------------------------------------------------------------
Total expenses                                                      1,390,494
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (52,491)
-------------------------------------------------------------------------------
Net expenses                                                        1,338,003
-------------------------------------------------------------------------------
Net investment loss                                                (1,071,718)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    5,713,615
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                   22,399
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       22,223,332
-------------------------------------------------------------------------------
Net gain on investments                                            27,959,346
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $26,887,628
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                December 31           June 30
Increase in net assets                                 2003*             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(1,071,718)       $(698,173)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments            5,736,014       (5,084,298)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        22,223,332       11,795,218
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        26,887,628        6,012,747
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                          85,278,236       43,434,436
-------------------------------------------------------------------------------
Total increase in net assets                     112,165,864       49,447,183

Net assets
-------------------------------------------------------------------------------
Beginning of period                               86,783,577       37,336,394
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $1,071,718 and $--,
respectively                                    $198,949,441      $86,783,577
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.27          $14.96          $19.46          $26.90          $14.85          $10.52
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                  (.09)           (.16)           (.19)           (.21)           (.24)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  3.60             .47           (4.31)          (4.37)          14.98            4.55
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       3.51             .31           (4.50)          (4.58)          14.74            4.44
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (2.85)          (2.69)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.01)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --           (2.86)          (2.69)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $18.78          $15.27          $14.96          $19.46          $26.90          $14.85
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                     22.99*           2.07          (23.12)         (16.31)         102.02           42.62
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $113,002         $57,828         $27,017         $21,609         $29,924          $9,192
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                 .78*           1.55            1.38            1.30            1.30            1.30
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                (.57)*         (1.22)          (1.19)          (1.02)          (1.05)          (1.04)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     47.84*         102.76          134.73          114.08          152.49          184.61
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended December 31, 2003, June 30, 2003, June 30, 2002, June 30, 2001, June 30,
    2000 and June 30, 1999 reflect a  reduction of 0.06%, 0.56%, 0.40%,
    0.10%, 0.25% and 0.37%, respectively, based on average net assets for class A shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                    Six months                        period
                                                                       ended            Year         March 18,
                                                                    December 31        ended          2002+ to
Per-share                                                           (Unaudited)       June 30         June 30
operating performance                                                   2003            2003            2002
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                   $15.12          $14.93          $17.78
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                                              (.17)           (.25)           (.07)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                              3.58             .44           (2.78)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                   3.41             .19           (2.85)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                         $18.53          $15.12          $14.93
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                                 22.55*           1.27          (16.03)*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                       $56,749         $22,474          $8,794
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                                            1.15*           2.30             .66*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                                            (.95)*         (1.97)           (.58)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                 47.84*         102.76          134.73
-------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended December 31,2003, June 30, 2003 and June 30, 2002 reflect a reduction of 0.06%, 0.56% and 0.24%, respectively, based on average net assets for class B shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                    Six months                        period
                                                                       ended            Year         March 18,
                                                                    December 31        ended          2002+ to
Per-share                                                           (Unaudited)       June 30         June 30
operating performance                                                   2003            2003            2002
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                   $15.12          $14.93          $17.78
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                                              (.17)           (.25)           (.07)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                              3.58             .44           (2.78)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                   3.41             .19           (2.85)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                         $18.53          $15.12          $14.93
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                                 22.55*           1.27          (16.03)*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                       $10,345          $4,399          $1,155
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                                            1.15*           2.30             .66*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                                            (.95)*         (1.97)           (.58)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                 47.84*         102.76          134.73
-------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended December 31, 2003, June 30, 2003 and June 30, 2002 reflect a reduction of 0.06%, 0.56% and 0.24%, respectively, based on average net assets for class C shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                    Six months                        period
                                                                       ended            Year         March 18,
                                                                    December 31        ended          2002+ to
Per-share                                                           (Unaudited)       June 30         June 30
operating performance                                                   2003            2003            2002
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                   $15.18          $14.94          $17.78
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                                              (.14)           (.22)           (.06)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                              3.58             .46           (2.78)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                   3.44             .24           (2.84)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                         $18.62          $15.18          $14.94
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                                 22.66*           1.61          (15.97)*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                        $4,985          $2,083            $370
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                                            1.03*           2.05             .59*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                                            (.82)*         (1.72)           (.51)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                 47.84*         102.76          134.73
-------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended December 31,2003, June 30, 2003 and June 30, 2002 reflect a reduction of 0.06%, 0.56% and 0.24%, respectively, based on average net assets for class M shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                                                       period
                                                                                                     December 1+
                                                                                                  to December 31
Per-share                                                                                           (Unaudited)
operating performance                                                                                   2003
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $18.58
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                                                                              (.02)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                      .22
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                    .20
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $18.78
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                                                                  1.08*
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                            $1
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                                                                             .15*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                                                                            (.12)*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 47.84*
----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended December 31, 2003 reflect a reduction of 0.03% based on average net assets for class R (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                                                       period
                                                                                                     November 3+
                                                                                                  to December 31
Per-share                                                                                           (Unaudited)
operating performance                                                                                   2003
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $18.41
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                                                                              (.02)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                      .39
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                    .37
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $18.78
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                                                                  2.01*
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                       $13,868
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                                                                             .21*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                                                                            (.14)*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 47.84*
----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended December 31, 2003 reflect a reduction of 0.05% based on average net assets for class Y shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Small Cap Growth Fund, (the "fund"), is a series of Putnam Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in the equity securities of small, rapidly growing U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R and class Y shares on December 1, 2003 and November 3, 2003, respectively. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2003, the fund had a capital loss carryover of $7,207,961 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
-----------------------------
   $1,951,064   June 30, 2010
    5,256,897   June 30, 2011

The aggregate identified cost on a tax basis is $168,357,827, resulting in gross unrealized appreciation and depreciation of $36,303,661 and $4,913,793, respectively, or net unrealized appreciation of $31,389,868

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.30% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended December 31, 2003, the fund paid PFTC $204,476 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2003, the fund's expenses were reduced by $52,491 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $367 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $72,705 and $1,334 from the sale of class A and class M shares, respectively, and received $85,658 and $3,032 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received $577 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales securities

During the six months ended December 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $152,167,063 and $70,303,794, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                         --               $--
----------------------------------------------------------------
Options opened                          26,302            22,399
Options expired                        (26,302)          (22,399)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at end of period                --               $--
----------------------------------------------------------------

Note 4
Capital shares

At December 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended December 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,380,377       $93,830,251
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     5,380,377        93,830,251

Shares repurchased                  (3,149,699)      (56,208,360)
----------------------------------------------------------------
Net increase                         2,230,678       $37,621,891
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,385,668       $44,869,330
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,385,668        44,869,330

Shares repurchased                  (1,404,537)      (17,936,483)
----------------------------------------------------------------
Net increase                         1,981,131       $26,932,847
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,313,313       $40,088,263
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,313,313        40,088,263

Shares repurchased                    (736,785)      (12,978,276)
----------------------------------------------------------------
Net increase                         1,576,528       $27,109,987
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,273,816       $16,864,315
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,273,816        16,864,315

Shares repurchased                    (376,670)       (4,717,448)
----------------------------------------------------------------
Net increase                           897,146       $12,146,867
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            569,615        $9,818,136
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       569,615         9,818,136

Shares repurchased                    (302,267)       (5,154,999)
----------------------------------------------------------------
Net increase                           267,348        $4,663,137
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            303,484        $4,020,440
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       303,484         4,020,440

Shares repurchased                     (89,863)       (1,164,974)
----------------------------------------------------------------
Net increase                           213,621        $2,855,466
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            291,921        $4,948,963
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       291,921         4,948,963

Shares repurchased                    (161,498)       (2,655,416)
----------------------------------------------------------------
Net increase                           130,423        $2,293,547
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            159,558        $2,078,164
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       159,558         2,078,164

Shares repurchased                     (47,083)         (578,908)
----------------------------------------------------------------
Net increase                           112,475        $1,499,256
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to December 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 54            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            54             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                54            $1,000
----------------------------------------------------------------

                                 For the period November 3, 2003
                                    (commencement of operations)
                                            to December 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            856,386       $15,752,184
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       856,386        15,752,184

Shares repurchased                    (117,968)       (2,163,510)
----------------------------------------------------------------
Net increase                           738,418       $13,588,674
----------------------------------------------------------------

At December 31, 2003, Putnam, LLC owned 54 class R shares of the fund (100% of class R shares outstanding), valued at $1,011.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA076-203453  2HF/2ZF/2ZG/2ZH/26N/26C  2/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Although one such officer was aware of some aspects of this matter in late 2002, such officers did not have comprehensive information about the matter until December 2003. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officers considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 5, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Steven Spiegel
                                     ---------------------------
                                     Steven Spiegel
                                     Principal Executive Officer
Date: March 5, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: March 5, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 5, 2004



Putnam
International
Growth and
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-03


[GRAPHIC OMITTED: GLOBE]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In recent months we have communicated with you regarding short-term trading activity in certain Putnam funds by a small number of Putnam employees. Your fund, Putnam International Growth and Income Fund, was one of the funds in which some of this trading occurred. We apologize for this and want you to be aware of the steps being taken to correct this problem. A number of remedial actions, including more stringent employee trading restrictions, enhanced compliance standards and systems, and new redemption fees for fund shares held for short time periods are being implemented. As we have noted earlier, your Trustees will ensure that the Putnam funds are fully compensated for any losses resulting from improper trading activity at Putnam. Furthermore, after an exhaustive investigation we have made sure that the employees involved in the trading are no longer working at Putnam.

The fund's strong return for the semiannual period reflects favorable market conditions that lifted valuations for many of the fund's holdings. As the global economy recovered, several stocks that had been purchased earlier for their potential in a recovering economy proved their worth. In the following pages, your fund's managers discuss fund performance, market trends, investment strategies, and individual holdings that contributed to returns. They also discuss their expectations for the months ahead.

We deeply appreciate your continued support of the Putnam funds during this challenging period. Putnam is a firm that aspires to the highest ethical standards and we want you to know that we intend to restore your confidence in the firm.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 18, 2004


Report from Fund Management

Fund highlights

 * Putnam International Growth and Income Fund's class A shares posted a return of 25.54% at net asset value (NAV) for the semiannual period ended December 31, 2003. The return at public offering price (POP) was 18.29%.

 * The fund underperformed its benchmark, the Citigroup World Ex-U.S. Primary Markets Value Index, which returned 28.73%. Relative underperformance was due in part to unfavorable currency exchange rates that dampened returns as well as the fund's large-cap orientation.

 * At NAV, the fund's return outperformed the average for its Lipper category, International Funds, which was 23.93%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

It is our pleasure to report that your fund produced a strong absolute return for the six-month period that ended December 31, 2003. The environment for equity investing improved as global economic recovery continued and consumer and investor confidence strengthened. All equity classes advanced during the period, but small-capitalization and cyclical stocks were the frontrunners. Despite its healthy gains, your fund lagged its benchmark, the Citigroup World Ex-U.S. Primary Markets Value Index. We attribute this partly to unfavorable exchange rates for United Kingdom and emerging-market currencies that caused currency losses for the fund. Also, the fund's large-cap emphasis meant that it did not fully participate in the small-cap stock rally. Furthermore, relative performance was affected by the fund's overweighting in health-care stocks, which had weak performance, and by its underweighting in financial stocks, which were strong. The fund did achieve competitive returns at NAV, however, as it outperformed the average of the Lipper International Funds category.

FUND PROFILE

Putnam International Growth and Income Fund invests primarily in stocks of mid- and large-cap foreign companies that the management team believes are undervalued. It seeks capital growth, with current income as a secondary objective. It may be appropriate for investors seeking exposure to international equities.


Market overview

International equity markets continued to rally as economic and market indicators pointed to decreases in inventories, increases in productivity, borrowing, capital spending, revenues, and profits. Leading indicators in most of the 30 member countries of the Organization for Economic Cooperation and Development (OECD) signaled a stronger-than-expected economic recovery. The rally embraced all regions and sectors. Countries whose economies had already been growing, including much of Asia, Latin America, and the United Kingdom, began to accelerate. Countries that were near stagnation, including Germany, France, and, to a lesser extent, Japan, began growing again. While the improvement in economic data in many areas was modest based on historical comparisons, it was better than most investors had anticipated early in the year when the Iraq war and the SARS epidemic in Asia seemed likely to prolong the recession and drive some large companies out of business.

While many sectors advanced, those that did particularly well included cyclicals, basic materials, technology, and financials. Cyclical companies are beginning to see earnings increases after lean times. Demand for basic materials has been strong and steady, thanks to China's efforts to develop cities and highways. Technology stocks also did well because most companies have depleted their inventories and are experiencing a rise in new orders. Financials have performed well, thanks to low interest rates and easing credit risks in many markets of the world.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Citigroup World Ex-U.S. Primary Markets Value Index
(international value stocks)                                           28.73%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.14%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  16.55%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            20.19%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -1.23%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.21%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   0.35%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/03.
-------------------------------------------------------------------------------

Strategy overview

Throughout the period, we positioned the portfolio in ways that we believed would enable it to benefit from the economic recovery. We shifted from a defensive stance at the beginning of the fiscal year to a market-neutral positioning, then to a mildly aggressive strategy as of the end of the reporting period. We placed greater emphasis on cyclical stocks -- specifically those we believe are likely to experience operational leverage resulting from increased revenues. By this we mean companies whose revenues are increasing while their fixed costs remain stable, resulting in expanding profit margins. We applied this new revenue-oriented threshold to our other stock selection criteria, such as cost-cutting measures and share repurchases.

In terms of country allocation, our strategy emphasized the U.K. and emerging markets, where we saw attractive value opportunities. While our stock selection within these areas was effective, currency exchange rates were counterproductive and held back overall performance.

We took advantage of price weakness in the health-care sector to build an overweight position, relative to the benchmark. This sector typically includes large-cap, non-cyclical stocks, and it was a relatively weak sector given the environment, which favored small-cap cyclicals. While these positions did not reach their potential during the period, we believe they will reward shareholders when the market favors larger-cap names.

Relative to the benchmark, the fund was underweighted in financials, especially in stocks of Japanese banks, which, after years of turmoil, staged a strong comeback during the period. The fund was not positioned to benefit from this rally.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 6/30/03        as of 12/31/03

Banking                       17.0%                16.2%

Insurance                      9.3%                 8.8%

Pharmaceuticals                8.6%                 7.3%

Oil and gas                    7.1%                 6.7%

Telecommunications             5.3%                 5.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Our emphasis on cyclical stocks was an effective strategy, as several of the top contributors to performance were from cyclical sectors, notably basic materials and consumer cyclicals. Within basic materials, two names that did well for the fund are Companhia Vale do Rio Doce (CVRD) and BHP Billiton. A Brazilian company, CVRD is the world's largest miner and global distributor of iron ore and iron pellets. It mines a variety of other minerals as well. To support its mining and distribution operations, CVRD owns hydroelectric power generation facilities and rail and shipping businesses. BHP Billiton, another global mining company with headquarters in London, England and Melbourne, Australia, mines iron ore and several other minerals. The company produces steel and petroleum products that it sells worldwide. Both of these companies were beneficiaries of China's increasing demand for basic materials, which helped drive commodity prices higher. The companies' stock price rose accordingly.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 BP PLC
   United Kingdom
   Oil and gas

 2 Novartis AG
   Switzerland
   Pharmaceuticals

 3 Nestle SA
   Switzerland
   Food

 4 BNP Paribus SA
   France
   Banking

 5 Barclays PLC
   United Kingdom
   Banking

 6 E.On AG
   Germany
   Electric utilities

 7 Koninklijke (Royal)
   Philips Electronics NV
   Netherlands
   Electronics

 8 Diageo
   United Kingdom
   Beverages

 9 Allied Irish Banks PLC
   Ireland
   Banking

10 Canadian Imperial Bank of Commerce
   Canada
   Banking

Footnote reads:
These holdings represent 26.8% of the fund's net assets as of 12/31/03. The fund's holdings will change over time.


Among the fund's better-performing consumer cyclical stocks were Carlton Communications and Aeon Company. Carlton Communications is an operator of ITV, one of the United Kingdom's national television networks. As such, it produces television programs that it broadcasts over its own cable and satellite channels, and it reaches over 25 million viewers. Share prices jumped when rival Granada was given permission to acquire Carlton. The approval came nearly a year after competition authorities were asked to review the market impact of the merger. We sold the position and locked in gains.

Japan's Aeon Company owns and franchises thousands of retail stores throughout Japan and worldwide. From superstores to mini-marts, grocery store chains to specialty clothing and drugstores, Aeon's presence is widespread. Aeon operates brand-name stores, such as Talbot's, Laura Ashley, and Sports Authority, in Japan. It also develops shopping centers and offers credit card services. Recently, the company has been restructuring and streamlining its operations. That, and a reinvigorated Japanese economy, has encouraged investors to drive the price of this company's stock higher.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS AS OF 12/31/03]

TOP COUNTRY WEIGHTINGS AS OF 12/31/03

United Kingdom              21.9%

Japan                       15.3%

Switzerland                 12.2%

France                       7.5%

Germany                      6.0%

Footnote reads:
Weightings are shown as a percentage of market value. Holdings will vary over time.


OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. To discourage attempts to profit from short-term trading and help preserve the value of your long-term investment, Putnam is introducing one of the most stringent short-term redemption fees in the industry. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. A 1% redemption fee currently applicable to international, global, and taxable high-yield funds may still be imposed on shares that are exchanged or redeemed within 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.

The fund's management team

The fund is managed by the Putnam International Value Team. The members of the team are George Stairs (Portfolio Leader) and Pamela Holding (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that global economic recovery will continue, but perhaps a bit unevenly. We are keeping a close watch on emerging markets, which have sent encouraging signs that they are gaining strength. China and Korea have experienced strong growth. Brazil, too, is showing steady improvement. Although Japan has demonstrated significant growth, we believe its recovery will proceed at a moderate pace and the stock market will be slow to reflect it. Japan's Premier has just been reelected and we hope this points to a renewed political will to execute positive changes. Europe's sentiment indexes indicate that consumers and investors are looking forward to a positive 2004. In our opinion, the governments' steps toward tax and health-care reform are helpful, but we believe they are faltering steps, and plan to keep the portfolio underweighted in Europe over the near term. We are cautiously monitoring the fund's exposure to Britain. The central bank there is raising short-term interest rates to stave off inflation, and a rising interest-rate environment is generally not kind to stocks or bonds. The fund's current overweight positions emphasize the U.K. and emerging markets, where we think opportunities are most compelling. For the near term, the portfolio continues to emphasize economically sensitive stocks. As always, we follow a disciplined, bottom-up investment strategy that targets what we believe are undervalued stocks of high-quality companies with superior company-specific fundamentals that are undertaking positive changes to enhance shareholder value.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic or financial instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended December 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)              (8/1/96)              (8/1/96)              (2/1/99)              (8/1/96)       (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                  25.54%     18.29%     25.13%     20.12%     25.18%     24.18%     25.26%     20.85%     25.37%
----------------------------------------------------------------------------------------------------------------------------------
1 year                    37.98      30.10      36.80      31.80      36.93      35.93      37.16      32.42      37.58
----------------------------------------------------------------------------------------------------------------------------------
5 years                   17.72      10.92      13.25      11.48      13.69      13.69      14.76      10.75      16.22
Annual average             3.32       2.09       2.52       2.20       2.60       2.60       2.79       2.06       3.05
----------------------------------------------------------------------------------------------------------------------------------
Life of fund              72.05      62.16      62.51      62.51      63.20      63.20      65.66      59.85      68.82
Annual average             7.59       6.74       6.77       6.77       6.83       6.83       7.05       6.53       7.32
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect after December 31, 2003; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For more recent performance, please visit www.putnaminvestments.com.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes of Putnam
International Growth and Income Fund. See the prospectus for details.


----------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/03
----------------------------------------------------------------
                                                     Lipper
                         Citigroup World         International
                         Ex-U.S. Primary             Funds
                          Markets Value            category
                             Index                  average*
----------------------------------------------------------------
6 months                    28.73%                  23.93%
----------------------------------------------------------------
1 year                      43.04                   34.74
----------------------------------------------------------------
5 years                     17.84                    9.01
Annual average               3.34                    1.28
----------------------------------------------------------------
Life of fund                51.59                   39.17
Annual average               5.77                    4.19
----------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 12/31/03, there were 854, 833, 482, and 272 funds, respectively, in this Lipper category.

----------------------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/03
----------------------------------------------------------------------------------------------------------------------------------
                             Class A         Class B         Class C         Class M         Class R
----------------------------------------------------------------------------------------------------------------------------------
Distributions (number)            1               1               1               1               1
----------------------------------------------------------------------------------------------------------------------------------
Income                         $0.126          $0.060          $0.055          $0.075          $0.125
----------------------------------------------------------------------------------------------------------------------------------
Capital gains                    --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Total                          $0.126          $0.060          $0.055          $0.075          $0.125
----------------------------------------------------------------------------------------------------------------------------------
Share value:                 NAV    POP         NAV             NAV          NAV    POP         NAV
----------------------------------------------------------------------------------------------------------------------------------
6/30/03                      $7.99 $8.48+       $7.85           $7.93         $7.95 $8.24           --
----------------------------------------------------------------------------------------------------------------------------------
12/1/03*                        --    --           --              --            --    --        $9.31
----------------------------------------------------------------------------------------------------------------------------------
12/31/03                      9.90 10.50+        9.76            9.87          9.88 10.24         9.90
----------------------------------------------------------------------------------------------------------------------------------

* Inception date of class R shares.

+ Does not reflect a reduction in class A sales charges that went into effect after December 31, 2003.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Primary Markets Value Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their value orientation.

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Credit Index is an unmanaged index of corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's shareholder services line at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2003 (Unaudited)

Common stocks (96.3%) (a)
Number of shares                                                          Value

Airlines (1.3%)
-------------------------------------------------------------------------------
       397,600 Deutsche Lufthansa AG (Germany)                       $6,643,727
       567,190 Qantas Airways, Ltd. (Australia)                       1,405,886
                                                                 --------------
                                                                      8,049,613

Automotive (4.5%)
-------------------------------------------------------------------------------
       160,600 Bayerische Motoren Werke (BMW) AG
               (Germany)                                              7,483,582
       135,000 Denso Corp. (Japan)                                    2,658,671
       366,000 Nissan Motor Co., Ltd. (Japan)                         4,181,296
       109,275 Peugeot SA (France)                                    5,567,391
       238,000 Toyota Motor Corp. (Japan)                             8,041,441
                                                                 --------------
                                                                     27,932,381

Banking (16.2%)
-------------------------------------------------------------------------------
       190,311 ABN AMRO Holdings NV (Netherlands)                     4,452,022
        55,600 ABN AMRO Holdings NV (acquired
               5/9/03, cost $904,964)
                (Netherlands) (RES)                                   1,300,673
       670,769 Allied Irish Banks PLC (Ireland)                      10,743,016
       321,448 Australia & New Zealand Banking
               Group, Ltd. (Australia)                                4,281,723
        43,400 Banco Itau SA ADR (Brazil)                             2,116,618
     1,589,083 Barclays PLC (United Kingdom)                         14,173,307
       262,236 BNP Paribas SA (France)                               16,508,835
       216,700 Canadian Imperial Bank of Commerce
               (Canada)                                              10,734,365
       143,100 Danske Bank A/S (Denmark)                              3,358,130
     3,511,387 Grupo Financiero BBVA Bancomer SA de
               CV (Mexico) (NON)                                      3,001,052
       331,948 HDFC Bank, Ltd. (India)                                2,669,637
       280,144 HSBC Holdings PLC (United Kingdom)                     4,403,045
        56,697 National Bank of Canada (Canada)                       1,893,118
       510,500 Nordea AB (Sweden)                                     3,833,382
       210,079 Royal Bank of Scotland Group PLC
               (United Kingdom)                                       6,189,987
        86,107 Societe Generale (France)                              7,601,268
       364,000 United Overseas Bank, Ltd.
               (Singapore)                                            2,829,515
                                                                 --------------
                                                                    100,089,693

Beverage (3.2%)
-------------------------------------------------------------------------------
       881,737 Diageo PLC (United Kingdom)                           11,601,221
       306,374 Interbrew (Belgium)                                    8,175,552
                                                                 --------------
                                                                     19,776,773

Building Materials (0.5%)
-------------------------------------------------------------------------------
     1,976,700 Aggregate Industries PLC (United
               Kingdom)                                               3,025,410

Chemicals (1.0%)
-------------------------------------------------------------------------------
       105,200 BASF AG (Germany)                                      5,936,880

Commercial and Consumer Services (0.7%)
-------------------------------------------------------------------------------
       111,500 SECOM Co., Ltd. (Japan)                                4,162,778

Communications Equipment (1.9%)
-------------------------------------------------------------------------------
       239,706 Nokia OYJ (Finland)                                    4,144,440
     4,130,794 Telefonaktiebolaget LM Ericsson AB
               Class B (Sweden) (NON)                                 7,409,960
                                                                 --------------
                                                                     11,554,400

Computers (0.4%)
-------------------------------------------------------------------------------
     2,060,000 Compal Electronics, Inc. (Taiwan)                      2,824,830

Conglomerates (0.6%)
-------------------------------------------------------------------------------
       146,348 Vivendi Universal SA (France) (NON)                    3,556,461

Construction (2.5%)
-------------------------------------------------------------------------------
       462,515 CRH PLC (Ireland)                                      9,495,760
        35,430 Lafarge (France)                                       3,154,463
       577,677 Rinker Group, Ltd. (Australia)                         2,850,703
                                                                 --------------
                                                                     15,500,926

Consumer Cyclicals (0.6%)
-------------------------------------------------------------------------------
        32,001 Swatch Group AG (The) Class B
               (Switzerland)                                          3,844,158

Consumer Finance (0.9%)
-------------------------------------------------------------------------------
       122,290 Acom Co., Ltd. (Japan)                                 5,547,222

Consumer Goods (1.9%)
-------------------------------------------------------------------------------
       208,000 KAO Corp. (Japan)                                      4,232,220
       329,593 Reckitt Benckiser PLC (United
               Kingdom)                                               7,457,656
                                                                 --------------
                                                                     11,689,876

Electric Utilities (4.2%)
-------------------------------------------------------------------------------
       186,446 E.On AG (Germany)                                     12,210,148
       364,455 Iberdrola SA (Spain)                                   7,202,155
       361,346 Scottish and Southern Energy PLC
               (United Kingdom)                                       4,353,270
       362,224 Scottish Power PLC (United Kingdom)                    2,413,733
                                                                 --------------
                                                                     26,179,306

Electronics (3.9%)
-------------------------------------------------------------------------------
        35,900 FUNAI Electric Co., Ltd. (Japan)                       4,928,962
       400,770 Koninklijke (Royal) Philips
               Electronics NV (Netherlands)                          11,700,266
        20,060 Samsung Electronics Co., Ltd. (South
               Korea)                                                 7,596,188
                                                                 --------------
                                                                     24,225,416

Financial (1.1%)
-------------------------------------------------------------------------------
        80,800 Orix Corp. (Japan)                                     6,681,800

Food (3.2%)
-------------------------------------------------------------------------------
        79,371 Nestle SA (Switzerland)                               19,839,540

Forest Products and Packaging (2.0%)
-------------------------------------------------------------------------------
       539,900 Abitibi-Consolidated, Inc. (Toronto
               Exchange) (Canada)                                     4,333,408
       506,672 Amcor, Ltd. (Australia)                                3,153,062
       117,600 Svenska Cellulosa AB (SCA) Class B
               (Sweden)                                               4,807,809
                                                                 --------------
                                                                     12,294,279

Gaming and Lottery (0.5%)
-------------------------------------------------------------------------------
       212,150 Greek Organization of Football
               Prognostics SA 144A (Greece)                           3,049,983

Insurance (8.8%)
-------------------------------------------------------------------------------
       160,400 ACE, Ltd. (Bermuda)                                    6,643,768
       264,808 Aegon NV (Netherlands)                                 3,917,226
        39,700 Allianz AG (Germany)                                   5,011,574
       157,419 Fortis (Belgium)                                       3,170,382
       203,854 ING Groep NV (Netherlands)                             4,753,414
           129 Millea Holdings, Inc. (Japan)                          1,685,645
       140,600 Sun Life Financial Services of
               Canada, Inc. (Canada)                                  3,515,000
       136,866 Swiss Reinsurance Co. (Switzerland)                    9,244,710
        16,713 Swiss Reinsurance Co. 144A
               (Switzerland) (NON)                                    1,128,891
        63,300 XL Capital, Ltd. Class A (Bermuda)                     4,908,915
        72,967 Zurich Financial Services AG
               (Switzerland) (NON)                                   10,506,492
                                                                 --------------
                                                                     54,486,017

Investment Banking/Brokerage (1.6%)
-------------------------------------------------------------------------------
       285,000 Nomura Securities Co., Ltd. (Japan)                    4,854,629
        72,523 UBS AG (Switzerland)                                   4,969,016
                                                                 --------------
                                                                      9,823,645

Lodging/Tourism (1.2%)
-------------------------------------------------------------------------------
     1,884,280 Hilton Group PLC (United Kingdom)                      7,580,929

Manufacturing (0.6%)
-------------------------------------------------------------------------------
        94,900 SKF AB Class B (Sweden)                                3,668,627

Metals (2.1%)
-------------------------------------------------------------------------------
       800,477 BHP Billiton PLC (United Kingdom)                      6,992,717
        51,600 Companhia Vale do Rio Doce (CVRD)
               ADR (Brazil)                                           3,018,600
        22,510 Pohang Iron & Steel Co., Ltd. (South
               Korea)                                                 3,080,714
                                                                 --------------
                                                                     13,092,031

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------
     1,034,000 Tokyo Gas Co., Ltd. (Japan)                            3,686,653

Office Equipment & Supplies (1.2%)
-------------------------------------------------------------------------------
       164,000 Canon, Inc. (Japan)                                    7,638,230

Oil & Gas (6.7%)
-------------------------------------------------------------------------------
     4,002,569 BP PLC (United Kingdom)                               32,457,444
        33,675 Total SA Class B (France)                              6,259,716
        66,520 YUKOS ADR (Russia)                                     2,793,840
                                                                 --------------
                                                                     41,511,000

Pharmaceuticals (7.3%)
-------------------------------------------------------------------------------
       143,138 AstraZeneca PLC (United Kingdom)                       6,867,000
       129,397 GlaxoSmithKline PLC (United Kingdom)                   2,964,910
       576,637 Novartis AG (Switzerland)                             26,191,690
       292,700 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                                9,097,359
                                                                 --------------
                                                                     45,120,959

Publishing (0.5%)
-------------------------------------------------------------------------------
       257,776 Reed Elsevier NV (Netherlands)                         3,202,051

Railroads (1.0%)
-------------------------------------------------------------------------------
        45,200 Canadian National Railway Co.
               (Canada)                                               2,868,731
           762 East Japan Railway Co. (Japan)                         3,591,656
                                                                 --------------
                                                                      6,460,387

Retail (5.0%)
-------------------------------------------------------------------------------
       133,300 Aeon Co., Ltd. (Japan)                                 4,466,558
     1,274,780 Dixons Group PLC (United Kingdom)                      3,171,957
       708,006 GUS PLC (United Kingdom)                               9,803,351
       620,038 Kingfisher Leisure PLC (United
               Kingdom)                                               3,091,155
       393,000 Onward Kashiyama Co., Ltd. (Japan)                     4,768,527
     1,192,402 Tesco PLC (United Kingdom)                             5,501,722
                                                                 --------------
                                                                     30,803,270

Telecommunications (5.9%)
-------------------------------------------------------------------------------
        31,320 KT Corp. (South Korea)                                 1,172,856
           820 Nippon Telegraph and Telephone Corp.
               (NTT) (Japan)                                          3,956,879
         2,798 NTT DoCoMo, Inc. (Japan)                               6,346,033
       481,183 Portugal Telecom SGPS SA (Portugal)                    4,842,423
        31,610 SK Telecom Co., Ltd. (South Korea)                     5,281,604
     1,145,662 Telecom Italia SpA (Italy) (NON)                       3,395,267
       288,795 Telefonica SA (Spain)                                  4,239,281
        89,500 Telefonos de Mexico SA de CV
               (Telmex) ADR Class L (Mexico)                          2,956,185
     1,746,152 Vodafone Group PLC (United Kingdom)                    4,329,215
                                                                 --------------
                                                                     36,519,743

Tire & Rubber (0.7%)
-------------------------------------------------------------------------------
       339,000 Bridgestone Corp. (Japan)                              4,559,446

Tobacco (0.6%)
-------------------------------------------------------------------------------
       126,032 Altadis SA (Spain)                                     3,576,126

Transportation Services (0.8%)
-------------------------------------------------------------------------------
       213,772 TPG NV (Netherlands)                                   5,006,247

Water Utilities (0.6%)
-------------------------------------------------------------------------------
       144,712 Veolia Environnement (France)                          3,887,171
                                                                 --------------
               Total Common stocks (cost $515,737,222)             $596,384,257

Units (0.2%) (a) (NON) (cost $1,265,792)
Number of units                                                           Value
-------------------------------------------------------------------------------
        33,134 KT Corp. 144A structured warrants
               (issued by UBS, AG) expiration
               11/30/04 (South Korea)                                $1,241,968

Short-term investments (4.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,590,000 U.S. Treasury Bills zero %, February
               5, 2004 (SEG)                                         $1,588,586
       658,306 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 0.88% to
               1.10% and  due dates ranging from
               January 2, 2004 to  January 16, 2004
               (d)                                                      658,284
    22,530,286 Short-term investments held in
               Putnam commingled  cash account with
               yields ranging from 0.80% to 1.13%
                and due dates ranging from January
               2, 2004 to  February 25, 2004 (d)                     22,530,286
                                                                 --------------
               Total Short-term investments (cost $24,777,156)      $24,777,156
-------------------------------------------------------------------------------
               Total Investments (cost $541,780,170)               $622,403,381
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $619,254,859.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2003 was $1,300,673 or 0.2% of net assets.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2003.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at December 31, 2003:
      (as a percentage of Market Value)

        Australia                                       1.9%
        Belgium                                         1.8
        Bermuda                                         1.9
        Canada                                          3.8
        France                                          7.5
        Germany                                         6.0
        Ireland                                         3.3
        Japan                                          15.3
        Mexico                                          1.0
        Netherlands                                     5.5
        South Korea                                     3.0
        Spain                                           2.4
        Sweden                                          3.2
        Switzerland                                    12.2
        United Kingdom                                 21.9
        United States                                   4.0
        Other                                           5.3
                                                     ------
        Total                                         100.0%



Futures contracts outstanding at December 31, 2003 (Unaudited)
                                         Market         Aggregate          Expiration      Unrealized
                                         value         face value             date        appreciation
------------------------------------------------------------------------------------------------------
Dow Jones Euro Stoxx 50 (Long)       $6,889,158        $6,806,430            Mar-04           $82,728
FTSE 100 Index (Long)                 5,516,882         5,390,605            Mar-04           126,277
Tokyo Price Index (Long)              4,779,261         4,621,443            Mar-04           157,818
S&P 200 Index (Long)                  1,493,992         1,470,521            Mar-04            23,471
Hang Seng Index (Long)                  325,561           321,764            Jan-04             3,797
------------------------------------------------------------------------------------------------------
                                                                                             $394,091
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
December 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $632,551 of
securities on loan (identified cost $541,780,170) (Note 1)       $622,403,381
-------------------------------------------------------------------------------
Cash                                                                      366
-------------------------------------------------------------------------------
Foreign currency (cost $21,159) (Note 1)                               21,339
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           2,147,834
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                757,280
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               21,714
-------------------------------------------------------------------------------
Total assets                                                      625,351,914

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      317,487
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,129,427
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,262,658
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            145,577
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 73,272
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              928
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                452,713
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                    658,284
-------------------------------------------------------------------------------
Other accrued expenses                                                 56,709
-------------------------------------------------------------------------------
Total liabilities                                                   6,097,055
-------------------------------------------------------------------------------
Net assets                                                       $619,254,859

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $736,941,237
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          125,910
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (198,977,865)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  81,165,577
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $619,254,859

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($313,554,780 divided by 31,671,957 shares)                             $9.90
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.90)*                 $10.50
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($255,417,679 divided by 26,167,378 shares)**                           $9.76
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($23,751,360 divided by 2,407,537 shares)**                             $9.87
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,376,604 divided by 1,555,975 shares)                               $9.88
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.88)*                 $10.24
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,077 divided by 109 shares)                            $9.90
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($11,153,359 divided by 1,124,570 shares)                 $9.92
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $688,149)                         $5,265,059
-------------------------------------------------------------------------------
Interest                                                               85,916
-------------------------------------------------------------------------------
Securities lending                                                      6,952
-------------------------------------------------------------------------------
Total investment income                                             5,357,927

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,526,058
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,186,236
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             12,936
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        5,836
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 427,967
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,272,541
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 127,915
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  68,406
-------------------------------------------------------------------------------
Other                                                                 109,272
-------------------------------------------------------------------------------
Total expenses                                                      5,737,167
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (447,913)
-------------------------------------------------------------------------------
Net expenses                                                        5,289,254
-------------------------------------------------------------------------------
Net investment income                                                  68,673
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   56,657,510
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (134,573)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           132,986
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                   40,079
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                        86,983,315
-------------------------------------------------------------------------------
Net gain on investments                                           143,679,317
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $143,747,990
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                December 31           June 30
Increase (decrease) in net assets                      2003*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                                $68,673       $6,071,351
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     56,655,923      (67,660,284)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                87,023,394       (5,862,210)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        143,747,990      (67,451,143)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                        (3,976,713)      (4,189,678)
-------------------------------------------------------------------------------
   Class B                                        (1,573,300)      (1,102,179)
-------------------------------------------------------------------------------
   Class C                                          (133,028)        (114,000)
-------------------------------------------------------------------------------
   Class M                                          (128,755)        (120,677)
-------------------------------------------------------------------------------
   Class R                                               (13)              --
-------------------------------------------------------------------------------
   Class Y                                          (167,485)        (114,930)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (140,487,456)     (83,848,217)
-------------------------------------------------------------------------------
Total decrease in net assets                      (2,718,760)    (156,940,824)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              621,973,619      778,914,443
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $125,910 and
$6,036,531, respectively)                       $619,254,859     $621,973,619
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.99           $8.77           $9.39          $12.80          $12.59          $12.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .02             .10             .09             .11             .13             .11
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.02            (.78)           (.68)          (2.33)           1.81             .98
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.04            (.68)           (.59)          (2.22)           1.94            1.09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.13)           (.10)           (.03)           (.13)           (.37)           (.25)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.00)          (1.36)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                    --              --              --            (.06)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.13)           (.10)           (.03)          (1.19)          (1.73)           (.75)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.90           $7.99           $8.77           $9.39          $12.80          $12.59
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     25.54*          (7.67)          (6.25)         (18.25)          16.33            9.87
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $313,555        $329,904        $409,602        $483,057        $582,386        $469,726
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .72*           1.41            1.34            1.29            1.28            1.30
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .18*           1.33            1.03             .99            1.02             .94
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     34.91*          66.54          142.72          113.10           82.07           88.09
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.85           $8.62           $9.26          $12.65          $12.49          $12.18
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                   (.02)            .04             .02             .03             .03             .02
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.99            (.78)           (.66)          (2.29)           1.79             .97
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.97            (.74)           (.64)          (2.26)           1.82             .99
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.06)           (.03)             --            (.09)           (.30)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.00)          (1.36)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                    --              --              --            (.04)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.06)           (.03)             --           (1.13)          (1.66)           (.68)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.76           $7.85           $8.62           $9.26          $12.65          $12.49
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     25.13*          (8.51)          (6.91)         (18.83)          15.41            9.04
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $255,418        $241,768        $310,734        $371,489        $488,654        $445,472
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.10*           2.16            2.09            2.04            2.03            2.05
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.20)*           .56             .28             .23             .25             .19
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     34.91*          66.54          142.72          113.10           82.07           88.09
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                  Six months                                                                        period
                                     ended                                                                        February 1,
                                  December 31                                                                      1999+ to
Per-share                         (Unaudited)                         Year ended June 30                           June 30
operating performance                2003            2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $7.93           $8.70           $9.35          $12.75          $12.57          $11.10
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)            (.02)            .05             .03             .03             .04             .07
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           2.02            (.78)           (.68)          (2.30)           1.80            1.42
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                2.00            (.73)           (.65)          (2.27)           1.84            1.49
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                    (.06)           (.04)             -- (d)        (.09)           (.30)           (.02)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --              --              --           (1.00)          (1.36)             --
-----------------------------------------------------------------------------------------------------------------------------
From return
of capital                             --              --              --            (.04)             --              --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                  (.06)           (.04)             --           (1.13)          (1.66)           (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $9.87           $7.93           $8.70           $9.35          $12.75          $12.57
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              25.18*          (8.37)          (6.94)         (18.75)          15.50           13.40*
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $23,751         $24,062         $25,717         $26,078         $22,903          $9,163
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            1.10*           2.16            2.09            2.04            2.03             .84*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)     (.20)*           .62             .31             .29             .34             .58*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              34.91*          66.54          142.72          113.10           82.07           88.09
-----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.95           $8.72           $9.36          $12.76          $12.55          $12.22
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                   (.01)            .06             .04             .05             .06             .05
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.02            (.78)           (.67)          (2.30)           1.82             .97
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.01            (.72)           (.63)          (2.25)           1.88            1.02
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.08)           (.05)           (.01)           (.10)           (.31)           (.19)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.00)          (1.36)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                    --              --              --            (.05)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.08)           (.05)           (.01)          (1.15)          (1.67)           (.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.88           $7.95           $8.72           $9.36          $12.76          $12.55
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     25.26*          (8.20)          (6.75)         (18.65)          15.83            9.24
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $15,377         $17,950         $24,751         $29,681         $40,648         $36,291
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .97*           1.91            1.84            1.79            1.78            1.80
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.07)*           .80             .52             .47             .51             .40
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     34.91*          66.54          142.72          113.10           82.07           88.09
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                                                      period
                                                                                                    December 1,
                                                                                                     2003+ to
Per-share                                                                                           December 31,
operating performance                                                                                   2003
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                    $9.31
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                .00 (d)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                      .72
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                    .72
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.13)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.13)
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                          $9.90
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                  7.73*
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                            $1
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                .14*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                .01*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 34.91
----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                    Six months                                         period
                                                       ended                                         October 2,
                                                     December 31                                      2000+ to
Per-share                                           (Unaudited)          Year ended June 30           June 30
operating performance                                   2003            2003            2002            2001
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $8.01           $8.79           $9.39          $11.75
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                                .03             .12             .11             .12
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                     2.03            (.78)           (.67)          (1.28)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                                   2.06            (.66)           (.56)          (1.16)
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                                       (.15)           (.12)           (.04)           (.14)
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                            --              --              --           (1.00)
---------------------------------------------------------------------------------------------------------------
From return
of capital                                                --              --              --            (.06)
---------------------------------------------------------------------------------------------------------------
Total distributions                                     (.15)           (.12)           (.04)          (1.20)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $9.92           $8.01           $8.79           $9.39
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                 25.82*          (7.37)          (5.91)         (10.90)*
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                       $11,153          $8,290          $8,111          $3,443
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                .60*           1.16            1.09             .77*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                .30*           1.61            1.43            1.06*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 34.91*          66.54          142.72          113.10
---------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam International Growth and Income Fund ("the fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust department, trust companies and certain college savings plans.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase. Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price.

For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2003, the value of securities loaned amounted to $632,551. The fund received cash collateral of $658,284 which is pooled with collateral of other Putnam funds into 14 issuers of high grade short-term investments.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At June 30, 2003, the fund had a capital loss carryover of $217,785,082 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
 $151,773,712    June 30, 2010
   66,011,370    June 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2004, $34,167,873 of losses recognized during the period November 1, 2002 to June 30, 2003.

The aggregate identified cost on a tax basis is $545,461,003, resulting in gross unrealized appreciation and depreciation of $91,296,435 and $14,354,057, respectively, or net unrealized appreciation of $76,942,378.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution(or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.13% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2003 the fund paid PFTC $846,925 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2003, the fund's expenses were reduced by $447,913 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,304 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $32,580 and $483 from the sale of class A and class M shares, respectively, and received $341,044 and $4,507 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received $4,340 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $216,468,595 and $371,990,480, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,873,541       $34,170,296
----------------------------------------------------------------
Shares issued in
 connection with
reinvestment
of distributions                       396,795         3,781,455
----------------------------------------------------------------
                                     4,270,336        37,951,751

Shares repurchased                 (13,910,067)     (125,923,100)
----------------------------------------------------------------
Net decrease                        (9,639,731)     $(87,971,349)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         40,075,884      $301,092,536
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       548,478         3,948,590
----------------------------------------------------------------
                                    40,624,362       305,041,126

Shares repurchased                 (45,997,214)     (347,989,128)
----------------------------------------------------------------
Net decrease                        (5,372,852)     $(42,948,002)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,377,982       $20,807,751
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       151,464         1,423,766
----------------------------------------------------------------
                                     2,529,446        22,231,517

Shares repurchased                  (7,157,763)      (63,350,131)
----------------------------------------------------------------
Net decrease                        (4,628,317)     $(41,118,614)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,020,799       $37,023,169
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       139,311           990,504
----------------------------------------------------------------
                                     5,160,110        38,013,673

Shares repurchased                 (10,431,130)      (76,005,398)
----------------------------------------------------------------
Net decrease                        (5,271,020)     $(37,991,725)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            448,643        $3,912,880
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,992           104,427
----------------------------------------------------------------
                                       459,635         4,017,307

Shares repurchased                  (1,086,104)       (9,776,747)
----------------------------------------------------------------
Net decrease                          (626,469)      $(5,759,440)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,773,175       $28,316,436
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        12,590            90,395
----------------------------------------------------------------
                                     3,785,765        28,406,831

Shares repurchased                  (3,706,946)      (28,008,263)
----------------------------------------------------------------
Net increase                            78,819          $398,568
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            169,064        $1,454,200
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,943           113,584
----------------------------------------------------------------
                                       181,007         1,567,784

Shares repurchased                    (882,872)       (7,988,636)
----------------------------------------------------------------
Net decrease                          (701,865)      $(6,420,852)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            609,802        $4,583,296
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        15,906           114,363
----------------------------------------------------------------
                                       625,708         4,697,659

Shares repurchased                  (1,205,505)       (9,038,647)
----------------------------------------------------------------
Net decrease                          (579,797)      $(4,340,988)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to December 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                107            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             2                13
----------------------------------------------------------------
                                           109             1,013

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               109            $1,013
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            427,722        $3,725,497
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        17,550           167,485
----------------------------------------------------------------
                                       445,272         3,892,982

Shares repurchased                    (355,453)       (3,111,196)
----------------------------------------------------------------
Net increase                            89,819          $781,786
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            679,872        $5,268,448
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        16,233           114,930
----------------------------------------------------------------
                                       696,105         5,383,378

Shares repurchased                    (584,024)       (4,349,448)
----------------------------------------------------------------
Net increase                           112,081        $1,033,930
----------------------------------------------------------------

At December 31, 2003, Putnam, LLC owned 109 class R shares of the fund (100% of class R shares outstanding), valued at $1,077.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Manage ment's parent company, has engaged counsel to conduct a separate review of Putnam Manage ment's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. Certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase. See a prospectus for details.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA024-203451  2CE/2CG/2CH  2/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Growth and Income Fund
Supplement to Semiannual Report dated 12/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/03

                                                                        NAV

6 months                                                              25.82%
1 year                                                                38.25
5 years                                                               19.00
Annual average                                                         3.54
Life of fund (since class A inception, 8/1/96)                        73.93
Annual average                                                         7.75

Share value:                                                            NAV

6/30/03                                                               $8.01
12/31/03                                                              $9.92

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      1         $0.152              --               $0.152
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officers considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 5, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Steven Spiegel
                                     ---------------------------
                                     Steven Spiegel
                                     Principal Executive Officer
Date: March 5, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: March 5, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 5, 2004